EXHIBIT 99.4

After Recording Mail To:

ACCESS BUSINESS FINANCE, L.L.C.
14205 S.E. 36th Street, Suite 350
Bellevue, WA 98006

Attn:  Douglas E. McDonald

Loan Nos. SYNT01, SYNT03 & SYNT04

SECOND MODIFICATION OF
DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,
AND SECURITY AGREEMENT

THIS SECOND MODIFICATION OF DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, AND SECURITY AGREEMENT (Fixture Filing) (this “DOT Mod 2”) dated for reference purposes November 1, 2008, modifies the Deed of Trust, Assignment of Rents and Leases, and Security Agreement (Fixture Filing) (together with this DOT Mod 2 and the DOT Mod 1, the “Deed of Trust”) dated June 15, 2006, and recorded June 30, 2006, under Linn County, Oregon, recording number 2006-16030, from SYNTHETECH, INC., an Oregon corporation, as Grantor, (“Borrower”) to FIRST AMERICAN TITLE INSURANCE COMPANY OF OREGON as Trustee in favor of ACCESS BUSINESS FINANCE, L.L.C., a Washington limited liability company, as Beneficiary, (“Lender”) encumbering the real property (“Property”) legally described on Exhibit A to the Deed of Trust, as amended by the Modification of Deed of Trust, Assignment of Rents and Leases and Security Agreement dated May 1, 2008, and recorded May 20, 2008, under Linn County, Oregon, recording number 2008-10238 (the “DOT Mod 1”).  The Deed of Trust is modified as provided below pursuant to the Amended and Restated Loan and Security Agreement (“Loan Agreement”) dated the same as this DOT Mod 2.

1.
The Deed of Trust secures the Promissory Note (the “Second Term Loan Note”, Loan No. SYNT04) dated the same as this DOT Mod 2 in the principal sum of FIVE HUNDRED THOUSAND and no/100 DOLLARS ($500,000.00) made by Borrower in favor of Lender.  The Maturity Date of Note is on or before December 1, 2011.

2.
The Deed of Trust continues to secure the Promissory Note (the “First Term Loan Note”, Loan No. SYNT03) dated May 1, 2008, in the original principal sum of FIVE HUNDRED FIFTY THOUSAND and no/100 DOLLARS ($550,000.00) made by Borrower in favor of Lender.  The Maturity Date of Note is on or before May 5, 2011.

3.
The Deed of Trust continues to secure the Loan Agreement, which obligation in the maximum principal amount of TWO MILLION and no/100 DOLLARS ($2,000,000.00) (Loan No. SYNT01) is in addition to the loan evidenced by the Note.

4.
All references to “Loan Agreement” in the Deed of Trust shall mean the Amended and Restated Loan and Security Agreement dated the same as this DOT Mod 2.  The definition of the term “Loan Documents” is modified to include the Second Term Loan Note and this DOT Mod 2, and all other documents and instruments executed or delivered in connection with this DOT Mod 2, the Second Term Loan Note, or the Loan Agreement.

5.	Any Event of Default under the First Term Loan Note or the Second Term Loan Note is an Event of Default under the Deed of Trust.

This DOT Mod 2 may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.

In all other respects the provisions of the original Deed of Trust are hereby affirmed and ratified.  This DOT Mod 2 is not intended and shall not be construed to impair the validity, priority or enforceability of the original Deed of Trust or the other Loan Documents.

DATED as of the year and date first above written.

“Lender”

ACCESS BUSINESS FINANCE, L.L.C., a Washington limited liability company

By:

name:

title:

“Borrower”

SYNTHETECH, INC., an Oregon corporation

By:

name:

title:

STATE OF WASHINGTON	)
	)	ss.
County of King	)

I certify that I know or have satisfactory evidence that ____________________ ____________________________________ is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the ____________________________ of ACCESS BUSINESS FINANCE, L.L.C. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED this _____ day of _____________________, 2008.

________________________________________

Notary Public in and for the State of Washington,

residing at _______________________________

________________________________________

Name (printed or typed)

My appointment expires: _________________

STATE OF OREGON	)
	)	SS
COUNTY OF __________	)

The foregoing instrument is acknowledged before me this ____________________, 2008, by ________________________________ the __________________________ of SYNTHETECH, INC., on its behalf.

_____________________________________
Notary Public for the State of Oregon,
My Commission Expires: